United States
Securities and Exchange Commission
Washington, DC 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) March 3, 2010
GENERAL NUTRITION CENTERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-144396	72-1575168

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

300 Sixth Avenue, Pittsburgh, Pennsylvania	15222

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (412) 288-4600
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On March 3, 2010, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2009. The text of the press release is included as Exhibit 99.1 to this Form 8-K.
     The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
     The press release contains certain non-GAAP financial measures within the meaning of the Securities and Exchange Commission’s Regulation G, namely EBITDA and adjusted EBITDA. Management has included this information in the press release because it believes it represents a more effective means by which to measure the Registrant’s operating performance. The press release contains a reconciliation of the non-GAAP measure to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the applicable non-GAAP financial measure.
Item 9.01. Financial Statements and Exhibits.
(d)   Exhibits:

Exhibit Number	Description

99.1	Press Release, dated March 3, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 3, 2010

GENERAL NUTRITION CENTERS, INC.
By:	/s/ Gerald J. Stubenhofer, Jr.
Gerald J. Stubenhofer, Jr.
Senior Vice President and Chief Legal Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated as of March 3, 2010